                                                                   EXHIBIT 10.51

               FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

         This Agreement, entered into and made effective as of September 26, 2002, by and between EOTT ENERGY CORP., a Delaware corporation ("EOTT") having its headquarters at 2000 W. Sam Houston Parkway, S., Suite 400 Houston, Texas 77042 and LORI L. MADDOX ("Employee"), is an amendment to that certain Executive Employment Agreement between the EOTT and Employee entered into and made effective as of January 1, 2001 (the "Employment Agreement").

         WHEREAS, the parties desire to amend the Employment Agreement as provided herein;

         NOW, THEREFORE, in consideration thereof and of the mutual covenants contained herein, the parties agree as follows:

                  1. Exhibit "A" to the Employment Agreement is hereby deleted in its entirety and the attached Exhibit "A" is inserted in its entirety.

         This Amendment is a First Amendment to the Employment Agreement, and the parties agree that all other terms, conditions and stipulations contained in the Employment Agreement, and any amendments thereto, shall remain in full force and effect and without any change or modification, except as provided herein.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                 EOTT ENERGY CORP.

                                 By: ______________________________
                                 Name:  Dana R. Gibbs
                                 Title:    President & Chief Operating Officer
                                 This _____ day of ______________, 2002

                                 LORI L. MADDOX

                                 ___________________________________
                                 This ____ day of ________________, 2002

                                 EXHIBIT "A" TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     BETWEEN
                      EOTT ENERGY CORP. AND LORI L. MADDOX

Employee Name:             Lori L. Maddox

Term:                      January 1, 2001 through December 31, 2003

Position:                  Vice President and Controller

Reporting Relationship:    Reports to the Senior Vice President and Financial
                           Officer, EOTT Energy Corp.

Location:                  Houston, Texas

Monthly Base Salary:       Employee's monthly base salary shall not be less than
                           Thirteen Thousand Three Hundred Thirty-Three and
                           Thirty-Three/100 Dollars ($13,333.33).

Bonus: Employee may be eligible to participate in the EOTT Energy Corp. Annual Incentive Plan ("Plan") or any appropriate replacement bonus plan of Employer. All bonuses are discretionary and shall be paid in accordance with the terms and provisions of the Plan.

Long Term Incentives:      As recommended and approved in any EOTT Energy Long
                           Term Incentive Plan(s) by the Board of Directors of
                           EOTT Energy Corp.

EOTT ENERGY CORP.

By:    ________________________________________________
       Name:  Dana R. Gibbs
       Title:  President and Chief Operating Officer
       This ___ day of ______________________, 2002

LORI L. MADDOX

____________________________________________
This ___ day of  ____________________, 2002


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